UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Constant Contact, Inc.

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On November 2, 2015, the following email was sent to all employees of Constant Contact, Inc. (the “Company”) by the Company’s Chief Executive Officer, Gail Goodman. A link to a video featuring Ms. Goodman and the Chief Executive Officer of Endurance International Group Holdings, Inc., Hari Ravichandran, was included in the email. A transcript of the video is included in this filing on Schedule 14A.

Big news, everyone! We are joining forces with Endurance International Group. This morning we announced that Endurance is acquiring Constant Contact!

[Link to video]

Please join me and Hari Ravichandran, CEO of Endurance, at 12:30 p.m. (ET) today in the first floor Great Room in Waltham (and on Livestream for those not in Waltham) to hear more about the exciting news.

Endurance is a great company, with similar values and an incredible passion for small businesses. They own and operate some of the most recognizable small business brands. Their mission is to help small businesses navigate the promise, power, and potential of the web.

Together, we will be the new leader in the SMB space – helping small businesses and nonprofits get online and grow online, serving them from inception to growth. Together we will have more than five million customers and over $1b in revenue.

We have known Endurance for years… as a formal partner of ours, as a fellow successful Massachusetts-based company, and as an organization equally passionate about small business success. And thanks to Endurance, there is a welcome breakfast in the kitchens this morning.

Today is a great day for Constant Contact. Please join me in the celebration, and I look forward to sharing more with you in a few hours.

Yours,

Gail

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Constant Contact and Endurance. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Constant Contact and Endurance. Constant Contact expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Constant Contact and will contain important information about the proposed transaction and related matters. INVESTORS OF CONSTANT CONTACT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CONSTANT CONTACT, ENDURANCE AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Constant Contact with the SEC at the SEC’s website at www.sec.gov, at Constant Contact’s website at www.constantcontact.com or by sending a written request to Constant Contact at 1601 Trapelo Road, Waltham, Massachusetts 02451, Attention: Investor Relations Department.

Participants in the Solicitation

Constant Contact, Endurance, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from Constant Contact’s stockholders in connection with the proposed merger. Information regarding Constant Contact’s and Endurance’s directors and executive officers is set forth in their respective definitive proxy statements for their respective 2015 Annual Meetings of Stockholders and their respective most recent annual reports on Form 10-K. Information regarding other persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Constant Contact’s stockholders in connection with the proposed merger will be set forth in Constant Contact’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and Constant Contact’s and Endurance’s respective directors and executive officers and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Constant Contact undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: uncertainties as to the timing of the contemplated transaction; uncertainties as to the approval of Constant Contact stockholders required in connection with the contemplated transaction; the possibility that a competing proposal will be made; the possibility that Endurance may not receive the anticipated financing or financing on the terms expected; the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; the possibility that the business of Constant Contact may suffer as a result of uncertainty surrounding the transaction or that Constant Contact may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; the risk that stockholder litigation or other legal proceedings in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; the possibility of the transaction involving unexpected costs, liabilities or delays; and other risks and uncertainties discussed in Constant Contact’s filings with the SEC, including the “Risk Factors” sections of Constant Contact’s most recent Quarterly Reports on Form 10-Q for the period ended June 30, 2015 and most recent Annual Report on Form 10-K for the year ended December 31, 2014. If the transaction is consummated, Constant Contact’s stockholders will cease to have any equity interest in Constant Contact and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of Constant Contact are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2014 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

On November 2, 2015, the Company made available in an email to all of its employees a video featuring Ms. Goodman and Mr. Ravichandran. The following is a transcript of the video.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Constant Contact and Endurance. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Constant Contact and Endurance. Constant Contact expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Constant Contact and will contain important information about the proposed transaction and related matters. INVESTORS OF CONSTANT CONTACT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CONSTANT CONTACT, ENDURANCE AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Constant Contact with the SEC at the SEC’s website at www.sec.gov, at Constant Contact’s website at www.constantcontact.com or by sending a written request to Constant Contact at 1601 Trapelo Road, Waltham, Massachusetts 02451, Attention: Investor Relations Department.

Participants in the Solicitation

Constant Contact, Endurance, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from Constant Contact’s stockholders in connection with the proposed merger. Information regarding Constant Contact’s and Endurance’s directors and executive officers is set forth in their respective definitive proxy statements for their respective 2015 Annual Meetings of Stockholders and their respective most recent annual reports on Form 10-K. Information regarding other persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Constant Contact’s stockholders in connection with the proposed merger will be set forth in Constant Contact’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and Constant Contact’s and Endurance’s respective directors and executive officers and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Constant Contact undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: uncertainties as to the timing of the contemplated transaction; uncertainties as to the approval of Constant

Contact stockholders required in connection with the contemplated transaction; the possibility that a competing proposal will be made; the possibility that Endurance may not receive the anticipated financing or financing on the terms expected; the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; the possibility that the business of Constant Contact may suffer as a result of uncertainty surrounding the transaction or that Constant Contact may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; the risk that stockholder litigation or other legal proceedings in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; the possibility of the transaction involving unexpected costs, liabilities or delays; and other risks and uncertainties discussed in Constant Contact’s filings with the SEC, including the “Risk Factors” sections of Constant Contact’s most recent Quarterly Reports on Form 10-Q for the period ended June 30, 2015 and most recent Annual Report on Form 10-K for the year ended December 31, 2014. If the transaction is consummated, Constant Contact’s stockholders will cease to have any equity interest in Constant Contact and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of Constant Contact are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2014 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Gail Goodman: There is big news for Constant Contact.

We are joining forces with Endurance International Group to create a new small business online powerhouse!

The combined company will have more than 5 million small business customers and more than $1 billion in revenue.

I am pleased to introduce you to someone I have known and admired for a while now – Hari Ravichandran – the founder and CEO of Endurance.

Hari Ravichandran: Hello Constant Contact! This is a very exciting time and great news for both companies.

Over the last 18 years, Endurance has helped millions of small businesses get online via multiple brands, such as Bluehost, HostGator, iPage, and Domain.com.

We’ve welcomed many great products and great teams into our family of brands. Constant Contact brings to Endurance a fantastic product suite, a great brand and an especially strong and talented team.

I look forward to working together. And on behalf of the 2,700 employees of Endurance worldwide – Welcome!

Gail Goodman: Congratulations to the entire Constant Contact team for getting us to this big moment. We wouldn’t be here without all of your hard work. And the adventure continues.

On November 2, 2015, the Company posted the following communication to http://investor.constantcontact.com/.

Today is a very exciting day for Constant Contact (NASDAQ: CTCT) and for small businesses everywhere. We are thrilled to announce that Endurance International Group (NASDAQ: EIGI) is acquiring Constant Contact.

I joined Constant Contact in 1999. We had just six employees, no customers, and no revenue. All we had was a dream to revolutionize the success formula for millions of small businesses. To provide them access to marketing tools, incredibly easy-to-use technology, and coaching that would help them be successful. We have come a long way since those six employees started dreaming in an attic workspace in Brookline, Massachusetts. We now have more than 1,400 passionate employees helping the millions of small businesses around the world achieve their dreams.

We have known Endurance International Group for years… as a formal partner of ours, as a fellow successful Massachusetts-based company, and as an organization equally passionate about small business success. They own and operate some of the most widely recognizable small businesses brands, including Bluehost, HostGator, iPage, and Domain.com. They have a significant international presence, and they bring together a community of professional designers and developers through MOJO Marketplace. Their mission is to help small businesses navigate the promise, power, and potential of the Web, something that all of us at Constant Contact get really excited about.

Combined, we serve more than 5 million small businesses and nonprofits and have more than a billion dollars in annual revenue. This combination will be transformative for small businesses. Together, we will reach, teach, and engage millions more small businesses and nonprofits around the world. With our products and KnowHow® and Endurance’s enormous customer base and channels to market, together we are a stronger, more efficient company. While both companies have been on a similar journey for years, today marks the beginning of our combined journey to deliver success to small businesses!

It truly is an exciting time, and I want to thank all of those customers, partners, investors, and employees who put their trust in us and helped us grow to where we are today. Without all of you, this day certainly would not have happened.

Always,

Gail

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Constant Contact and Endurance. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Constant Contact and Endurance. Constant Contact expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Constant Contact and will contain important information about the proposed transaction and related matters. INVESTORS OF CONSTANT CONTACT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CONSTANT CONTACT, ENDURANCE AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Constant Contact with the SEC at the SEC’s website at www.sec.gov, at Constant Contact’s website at www.constantcontact.com or by sending a written request to Constant Contact at 1601 Trapelo Road, Waltham, Massachusetts 02451, Attention: Investor Relations Department.

Participants in the Solicitation

Constant Contact, Endurance, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from Constant Contact’s stockholders in connection with the proposed merger. Information regarding Constant Contact’s and Endurance’s directors and executive officers is set forth in their respective definitive proxy statements for their respective 2015 Annual Meetings of Stockholders and their respective most recent annual reports on Form 10-K. Information regarding other persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Constant Contact’s stockholders in connection with the proposed merger will be set forth in Constant Contact’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and Constant Contact’s and Endurance’s respective directors and executive officers and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Constant Contact undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: uncertainties as to the timing of the contemplated transaction; uncertainties as to the approval of Constant Contact stockholders required in connection with the contemplated transaction; the possibility that a competing proposal will be made; the possibility that Endurance may not receive the anticipated financing or financing on the terms expected; the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; the possibility that the business of Constant Contact may suffer as a result of uncertainty surrounding the transaction or that Constant Contact may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; the risk that stockholder litigation or other legal proceedings in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; the possibility of the transaction involving unexpected costs, liabilities or delays; and other risks and uncertainties discussed in Constant Contact’s filings with the SEC, including the “Risk Factors” sections of Constant Contact’s most recent Quarterly Reports on Form 10-Q for the period ended June 30, 2015 and most recent Annual Report on Form 10-K for the year ended December 31, 2014. If the transaction is consummated, Constant Contact’s stockholders will cease to have any equity interest in Constant Contact and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of Constant Contact are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2014 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

On November 2, 2015, the following communication was posted by the Company to http://www.twitter.com and http://www.linkedin.com.

@EnduranceIntl & @ConstantContact join forces to serve 5M #SMBs conta.cc/1GHDjJI Important information conta.cc/1PUWvX2 $CTCT

On November 2, 2015, the following communication was posted by the Company to http://www.facebook.com.

Exciting news! Endurance International and Constant Contact are joining forces to offer small businesses everything they need to get online and grow online: web hosting, domains, ecommerce, emarketing and mobile business tools conta.cc/1GHDjJI Important information conta.cc/1PUWvX2

Beginning on November 2, 2015, the Company may post the communications below to the following sites: http://www.twitter.com, http://www.linkedin.com, and http://www.facebook.com and other social media outlets.

•	Thank you! Important Information conta.cc/1PUWvX2

•	Thanks! Important Information conta.cc/1PUWvX2

•	We appreciate your support. Important Information conta.cc/1PUWvX2

•	We think it’s great for #smallbiz! Important Information conta.cc/1PUWvX2

•	Thanks – we’re excited! Important Information conta.cc/1PUWvX2

•	Thank you for the feedback. Important Information conta.cc/1PUWvX2

•	We appreciate your feedback. Important Information conta.cc/1PUWvX2

•	The plan is to continue to develop and support our products and programs and take care of our customers and partners. For now, nothing changes. The Constant Contact products and programs you know and love, as well as our award-winning customer care team, will be here to support you and your business into the future. Important Information conta.cc/1PUWvX2

On November 2, 2015, the following form of email was sent by members of the Company’s public relations team to certain journalists and media contacts.

Subject: Acquisition News: CTCT & EIGI

Hi [member of the press],

This morning, Endurance International Group announced that it is acquiring Constant Contact. By joining forces, the two Boston-area, small business giants will offer everything SMBs need to get online and grow online – with web hosting, domains, ecommerce, emarketing, and mobile marketing tools.

Together, Endurance and Constant Contact will serve more than 5 million small businesses and nonprofits and have a combined revenue of more than $1 billion.

Would you like to speak with the CEOs from these companies about what this acquisition means for small businesses and the industry overall? I’d be happy to set up some time.

Best,

[Constant Contact PR team member]

[phone #]

ENDURANCE INTERNATIONAL GROUP ANNOUNCES DEFINITIVE AGREEMENT TO ACQUIRE CONSTANT CONTACT

•	Combines two leaders in small business online products and services, creating a full suite of online marketing tools and end-to-end solutions

•	Expected to deliver immediate and long-term financial benefit, with estimated fiscal 2015 combined pro forma adjusted revenue of approximately $1.1 billion and pro forma adjusted EBITDA of $350 million

•	Expected to generate fiscal 2016 combined year over year growth in pro forma adjusted revenue of 10 percent to 12 percent, and approximately $400 million in pro forma adjusted EBITDA

•	Expected to enhance free cash flow generation and accelerate delivery of long-term financial targets

•	Increases subscribers on a combined basis to over 5 million

BURLINGTON, MA & WALTHAM, MA (November 2, 2015) — Endurance International Group Holdings, Inc. (NASDAQ: EIGI), and Constant Contact, Inc. (NASDAQ: CTCT) today announced that the two companies have entered into a definitive agreement under which Endurance International will acquire all of Constant Contact’s outstanding shares of common stock for $32.00 per share in cash, valuing Constant Contact at approximately $1.1 billion. The value represents a multiple of 12x 2015 estimated adjusted EBITDA, including cash on its balance sheet. Including expected synergies, this represents a multiple of 7x 2015 estimated adjusted EBITDA. The offer represents a premium of approximately 23 percent over Constant Contact’s closing price of $26.10 on October 30, 2015. The transaction has been approved by the boards of directors of both companies.

Benefits of the proposed transaction include:

•	Expansion of Endurance’s position as a leader in the small business marketing space from web presence to online marketing services;

•	Extension of the company’s product portfolio of solutions and integrated products for its millions of subscribers through the addition of Constant Contact’s suite of online marketing tools such as email marketing, events management, social media integration, and contact management systems;

•	Strengthening of Endurance’s core capabilities by combining with Constant Contact’s competencies as a trusted and distinct brand focused on product and subscriber engagement; and

•	Enhanced operational and financial scale.

Importantly, the transaction brings together two long-standing Massachusetts companies, aligning the shared foundation built on the technology and talent of both.

“We couldn’t be more pleased to welcome Constant Contact to our team and our family of brands. We have long admired Constant Contact and its strong management team, and all that it has accomplished in building a great product set, as well as building an influential culture and team. Their focus on the customer and product development complements our offerings for small business services, and expands our ability to address the needs of SMBs. We know that once small businesses have a web presence, they look for other products and services that will help them to grow their business. We see an opportunity to help our growing subscriber base meet their goals through an integrated suite of solutions, and we are excited to add this talented team to our roster,” said Hari Ravichandran, president and chief executive officer of Endurance.

“Our team has always been passionate about helping small businesses do more business. Joining the Endurance family of brands will allow us to extend our reach and be a better partner to small businesses across the globe. We have long shared a parallel path—from our focus on SMBs, to technology, to talent—and we believe this transaction will build continued value for all constituents,” said Gail Goodman, chief executive officer of Constant Contact.

Financial & operational impacts:

This transaction, combined with Endurance’s recent purchase of its largest co-located data center from ACE Data Centers, is expected to result in:

•	Fiscal 2015 combined pro forma adjusted revenue of approximately $1.1 billion

•	Fiscal 2015 combined pro forma adjusted EBITDA of approximately $350 million

•	Fiscal 2016 combined pro forma adjusted revenue growth of approximately 10 percent to 12 percent

•	Fiscal 2016 combined pro forma adjusted EBITDA of approximately $400 million

•	Acceleration of the delivery of long-term financial targets

•	Subscriber base of over 5 million paying subscribers

The transaction is expected to close during the first quarter of 2016, and is subject to Constant Contact shareholder approval, and other customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act. Constant Contact shareholders will be asked to vote on the proposed transaction at a special meeting of shareholders that will be held on a date to be announced. Endurance expects to finance the transaction with fully committed debt financing of $1.085 billion. The purchase price will be paid entirely in cash to Constant Contact shareholders.

Cleary Gottlieb Steen & Hamilton LLP acted as legal advisor, Goldman, Sachs & Co. acted as lead financial advisor, and Allen & Company LLC and Credit Suisse also acted as financial advisors for Endurance International Group. Latham & Watkins LLP acted as legal advisor for Constant Contact. Morgan Stanley & Co. LLC acted as lead financial advisor, and Raymond James and Associates acted as a financial advisor for Constant Contact.

For further information regarding the terms and conditions contained in the definitive merger agreement, please refer to Endurance’s and Constant Contact’s Current Reports on Form 8-K, which will be filed with the Securities and Exchange Commission in connection with this transaction.

Endurance International Group management will discuss this transaction on the company’s previously scheduled third quarter 2015 financial results conference call and webcast, scheduled to begin at 8:00 a.m. EST on Monday, November 2, 2015. To participate on the live call, analysts and investors should dial (888) 734-0328 at least ten minutes prior to the call. Endurance International Group will also offer a live and archived webcast of the conference call, accessible from the Investor Relations section of the company’s website at http://ir.endurance.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expected timing of the completion of the acquisition of Constant Contact described in this press release and the related debt financing; the expected benefits of the transaction, including an increase in the combined business’s subscriber base; the valuation of Constant Contact; Endurance’s immediate and long-term financial expectations for the combined business, including expected growth, pro forma adjusted revenue and pro forma adjusted EBITDA, enhanced free cash flow generation and ability to deliver or accelerate delivery of long-term financial targets; expectations regarding Endurance’s and Constant Contact’s full-year fiscal 2015 results; expectations regarding fiscal 2016 performance of the combined business; expectations regarding the amount, timing and nature of costs synergies or savings resulting from the transaction; and the future operation, direction and success of the Endurance and Constant Contact businesses. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “see,” “seeks,” “estimates,” “will,” “should,” “may,” “confident,” “positions,” “look forward to,” and variations of such words or words of similar meaning and the use of future dates. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that these plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, uncertainties as to the timing of the contemplated transaction; uncertainties as to the approval of Constant Contact stockholders required in connection with the contemplated transaction; the possibility that a competing proposal will be made; the possibility that Endurance may not receive the anticipated financing or financing on the terms expected; the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the effects of disruption of Endurance’s current plans and operations caused by the announcement of the contemplated transaction, which may cause Endurance’s stock price to decrease or make it more difficult to maintain relationships with employees, customers, vendors and other business partners; the possibility that the business of Constant Contact may suffer as a result of uncertainty surrounding the transaction or that Constant Contact may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; the inability of Endurance and Constant Contact to retain key personnel; the risk that stockholder litigation or other legal proceedings in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; the possibility of the transaction involving unexpected costs, liabilities or delays; the possibility of any failure to realize the intended benefits of the contemplated transaction, including the inability to integrate Constant Contact’s and Endurance’s business and operations or to realize the anticipated synergies in the expected amount or within the anticipated time frames or cost expectations or at all; the possibility that Endurance’s and Constant Contact’s estimated combined or standalone fiscal 2015 or preliminary fiscal 2016 guidance may differ from expectations; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transaction; additional expenditures of time and resources related to transaction costs, charges and expenses; adverse impact on Endurance’s business from increased indebtedness and the cost of servicing its debt; actual or contingent liabilities; and other risks and uncertainties discussed in Endurance’s and Constant Contact’s filings with the SEC, including the “Risk Factors” sections of Endurance’s and Constant Contact’s most recent Quarterly Reports on Form 10-Q for the period ended June 30, 2015 and most recent Annual Reports on Form 10-K for the year ended December 31, 2014. You can obtain copies of Endurance’s and Constant Contact’s filings with the SEC for free at the SEC’s website (www.sec.gov). If the transaction is consummated, Constant Contact’s stockholders will cease to have any equity interest in Constant Contact and will have no right to participate in its earnings and future growth. Neither Endurance nor Constant Contact assume any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

Adjusted EBITDA, pro forma adjusted revenue and pro forma adjusted EBITDA as used herein are non-GAAP measurements that are presented herein as a supplemental disclosure. As used herein, adjusted EBITDA is defined as GAAP net income before income taxes, interest income and other income, net, depreciation and amortization, and stock-based compensation; pro forma adjusted revenue reflects the arithmetic sum of Endurance’s expected revenue and Constant Contact’s expected revenue for the applicable period, in each case adjusted to exclude the impact of any fair value adjustments to deferred revenue resulting from the acquisition of Constant Contact; and pro forma adjusted EBITDA reflects the arithmetic sum of Endurance’s and Constant Contact’s expected adjusted EBITDA for the applicable period, after conforming both adjusted EBITDA figures to Endurance’s methodology for determining adjusted EBITDA, which is calculated as net income (loss) plus (i) changes in deferred revenue, depreciation, amortization, stock-based compensation expense, loss of unconsolidated entities, net loss on sale of assets, expenses related to integration of acquisitions and restructurings, transaction expenses and charges, certain legal advisory expenses, interest expense and income tax expense, less (ii) earnings of unconsolidated entities, net gain on sale of assets and the impact of purchase accounting related to reduced fair value of deferred domain registration costs.

These pro forma figures do not represent “pro forma” amounts determined in accordance with the SEC’s rules and regulations, including Article 11 of Regulation S-X, do not reflect any pro forma adjustments resulting from the proposed transaction, and should not be taken to represent how Endurance would have performed on a historical basis had Constant Contact’s operations been included in the period presented, or how Endurance will perform in any future period. These non-GAAP financial measures, as well as the other information in this press release, should be read in conjunction with Endurance’s and Constant Contact’s financial statements filed with the SEC.

All information presented on a pro forma basis for fiscal years 2015 and 2016 is preliminary.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Constant Contact and Endurance. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Constant Contact and Endurance. Constant Contact expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Constant Contact and will contain important information about the proposed transaction and related matters. INVESTORS OF CONSTANT CONTACT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CONSTANT CONTACT, ENDURANCE AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Constant Contact with the SEC at the SEC’s website at www.sec.gov, at Constant Contact’s website at www.constantcontact.com or by sending a written request to Constant Contact at 1601 Trapelo Road, Waltham, Massachusetts 02451, Attention: Investor Relations Department.

Participants in the Solicitation

Constant Contact, Endurance, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from Constant Contact’s stockholders in connection with the proposed merger. Information regarding Constant Contact’s and Endurance’s directors and executive officers is set forth in their respective definitive proxy statements for their respective 2015 Annual Meetings of Stockholders and their respective most recent annual reports on Form 10-K. Information regarding other persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Constant Contact’s stockholders in connection with the proposed merger will be set forth in Constant Contact’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and Constant Contact’s and Endurance’s respective directors and executive officers and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

About Endurance International Group

Endurance International Group is a publicly traded (NASDAQ: EIGI) technology company that helps power small and medium-sized businesses online. Through its proprietary cloud platform, Endurance provides web presence solutions including web hosting, eCommerce, eMarketing and mobile business tools to approximately 4.5 million subscribers around the globe. The company’s world-class family of brands includes Bluehost, HostGator, iPage, Domain.com, A Small Orange, MOJO Marketplace,

BigRock and ResellerClub, among others. Headquartered in Burlington, Massachusetts, Endurance employs more than 2,700 people across the United States in Utah, Texas, Washington and Arizona and in the United Kingdom, India, Israel and Brazil. For more information on how Endurance can help grow your business, visit endurance.com, follow us on Twitter @EnduranceIntl and like us on Facebook at www.facebook.com/EnduranceInternational.

Endurance International Group and the compass logo are trademarks of The Endurance International Group, Inc. Other brand names of Endurance International Group are trademarks of The Endurance International Group, Inc. or its subsidiaries.

About Constant Contact®, Inc.

Constant Contact introduced the first email marketing tool for small businesses, nonprofits, and associations in 1998. Today, the company helps more than 650,000 customers worldwide find marketing success through the only all-in-one online marketing platform for small organizations. Anchored by our world-class email marketing tool, Constant Contact helps small businesses drive repeat business and find new customers. It features multi-channel marketing campaigns (newsletters/announcements, offers/promotions, online listings, events/registration, and feedback) combined with shared content, contacts, and reporting; free award-winning coaching and product support; and integrations with critical business tools – all from a single login. The company’s extensive network of educators, consultants/resellers, technology providers, franchises, and national associations offer further support to help small organizations succeed and grow. Through its Innovation Loft, Constant Contact is fueling the next generation of small business technology.

Constant Contact and the Constant Contact Logo are registered trademarks of Constant Contact, Inc. All Constant Contact product names and other brand names mentioned herein are trademarks or registered trademarks of Constant Contact, Inc. All other company and product names may be trademarks or service marks of their respective owners.

(CTCT-F)

Endurance Investor Contact:

Angela White

Endurance International Group

(781) 852-3450

ir@endurance.com

Endurance Press Contact:

Dani LaSalvia

Endurance International Group

(781) 852-3212

press@endurance.com

Constant Contact Investor Contact:

Jeremiah Sisitsky

Constant Contact

(339) 222-5740

ir@constantcontact.com

Constant Contact Press Contact:

Erika Tower

Constant Contact

(781) 482-7039

pr@constantcontact.com

Beginning on November 2, 2015, the Company may provide some or all of the following quotes in response to inquiries from the media.

Hari Ravichandran, CEO, Endurance

General

“We’re thrilled to welcome Constant Contact to the Endurance family. I’m confident that this will be a strong combination of two companies committed to small business success. It’s really a perfect fit – Constant Contact brings a strong team and an industry-leading technology, while Endurance brings a significant reach to the small business market.”

“We couldn’t be more excited about this deal. We’re building off of a successful partnership with a company that has proven itself and its value to small businesses. We look forward to our next steps together.”

“This deal is the epitome of one of Endurance’s core values: ‘We are better together.’ Together, we’ll be an unrivaled small business brand, serving more than 5 million small businesses and with more than a billion dollars in revenue.”

Small Business Value

“We believe this deal is going to be a great thing for small businesses. Together, we’ll be able to offer everything a small business needs to get online and grow online: web hosting, domains, ecommerce, emarketing, and mobile business tools.”

“We know that Constant Contact has a set of tools – including email marketing, event management, social media marketing, contact management, and list building – that are both a perfect complement to our web tools and what small businesses need to grow their business. Together, we’ll be an unrivaled partner to small businesses.”

Integration

“Up until now, we’ve been focused on the diligence phase of this deal. Planning for integration will come in the next phase. What I can say is that we chose Constant Contact not just for its great technology but also for its talented team.”

“Integration is something we’ll consider in the next phase of this deal. We have done many acquisitions at Endurance. We are good at acquiring companies, especially at integrating the teams and retaining top talent.”

Partnership

“We’ve been really pleased with the partnership we’ve had with Constant Contact for the past year or so. We’re confident there is an opportunity to do even more with a formal joining of our two companies.”

“Over the past year, our partnership has shown that together, our offerings make sense for small businesses. We’ve seen strong results, and it’s given us even more confidence that this deal is the right thing for small businesses, for partners, and for employees.”

Boston

“One of the things we love about this deal is that it will bring together two long-standing, successful Massachusetts-based companies to create a public company of significant scale.”

“Boston has one of the strongest tech communities in the country. The joining of two long-standing tech leaders here in Massachusetts will be a great success story for our local community as well as for our customers, our partners, and our employees.”

Gail Goodman, CEO, Constant Contact

General

“As we’ve evolved over the years, one thing that hasn’t changed is our mission to drive success for small businesses. This combination will give us a huge new opportunity to live into that mission. Endurance will expand our reach enormously and give Constant Contact new growth opportunities.”

“I couldn’t be more excited about this opportunity. For Constant Contact, it’s a real win. With Endurance, we’re gaining phenomenal reach to small businesses. They have about 4.5 million subscribers. That’s a giant pipeline for us. And it just makes sense to be part of a broader suite of tools – together we can serve an SMB from inception to growth with web hosting, domains, ecommerce, emarketing, and mobile business tools.”

“This joining of two small business companies is a perfect fit. Our technology plus Endurance’s reach to millions of small businesses will create an unrivaled small business brand. We will both be stronger together.”

Small Business Value

“Our companies are a perfect fit. We are both committed to small business success. Together, we can offer everything a small business needs to market themselves – from web hosting to ecommerce to email marketing and more. This will truly be a win for the small business community as a whole.”

“We’re thrilled about this new opportunity. Together, Endurance and Constant Contact will be able to offer small businesses the full scope of tools they need to get online and grow online. It’s no coincidence that both companies have ‘customers first’ as one of their core values.”

Integration

“Of course there will be changes, but we haven’t gotten to any specifics yet. Endurance chose Constant Contact not just for our award-winning products but also for our fantastic, talented team. I’m confident this will provide employees from both companies with real growth opportunities.”

“I haven’t thought yet about what my next chapter looks like. Right now, I’m focused on making sure this deal is a huge success. That will be my focus for the foreseeable future. Beyond that, we’ll see.”

Boston

“What could be better than two local technology companies finding a perfect fit together? It’s very exciting, not just for us, but for Massachusetts. Massachusetts will have a public company with over $1 billion in revenue headquartered here.”

“Location isn’t the most important factor here, but it’s been a nice secondary benefit of this deal. We’ve had the opportunity to know each other for quite some time – we’ve ‘grown up’ together here in Boston over the last 15 years. After a successful partnership, it was clear that the opportunity to bring these two Boston powerhouses together was strong.”

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Constant Contact and Endurance. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Constant Contact and Endurance. Constant Contact expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Constant Contact and will contain important information about the proposed transaction and related matters. INVESTORS OF CONSTANT CONTACT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CONSTANT CONTACT, ENDURANCE AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Constant Contact with the SEC at the SEC’s website at www.sec.gov, at Constant Contact’s website at www.constantcontact.com or by sending a written request to Constant Contact at 1601 Trapelo Road, Waltham, Massachusetts 02451, Attention: Investor Relations Department.

Participants in the Solicitation

Constant Contact, Endurance, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from Constant Contact’s stockholders in connection with the proposed merger. Information regarding Constant Contact’s and Endurance’s directors and executive officers is set forth in their respective definitive proxy statements for their respective 2015 Annual Meetings of Stockholders and their respective most recent annual reports on Form 10-K. Information regarding other persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Constant Contact’s stockholders in connection with the proposed merger will be set forth in Constant Contact’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and Constant Contact’s and Endurance’s respective directors and executive officers and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Constant Contact undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: uncertainties as to the timing of the contemplated transaction; uncertainties as to the approval of Constant Contact stockholders required in connection with the contemplated transaction; the possibility that a competing proposal will be made; the possibility that Endurance may not receive the anticipated financing or financing on the terms expected; the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; the possibility that the business of Constant Contact may suffer as a result of uncertainty surrounding the transaction or that Constant Contact may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; the risk that stockholder litigation or other legal proceedings in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; the possibility of the transaction involving unexpected costs, liabilities or delays; and other risks and uncertainties discussed in Constant Contact’s filings with the SEC, including the “Risk Factors” sections of Constant Contact’s most recent Quarterly Reports on Form 10-Q for the period ended June 30, 2015 and most recent Annual Report on Form 10-K for the year ended December 31, 2014. If the transaction is consummated, Constant Contact’s stockholders will cease to have any equity interest in Constant Contact and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of Constant Contact are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2014 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

On November 2, 2015, Catherine Kniker, Chief Channel Officer of the Company, sent the following email to certain business partners.

I am thrilled to share the exciting news that Endurance International Group is acquiring Constant Contact! Both companies have been on a similar path for years, and today marks the beginning of our combined journey to deliver success to small businesses and nonprofits everywhere.

Together, we’ll be the new leader in the SMB space. We have the industry-leading technology. They have the enormous market reach. Combined, we serve more than five million small businesses and nonprofits around the world.

Joining forces with Endurance gives us the opportunity to serve you and your customers and members in important new ways. Endurance is a leader in web presence solutions, and owns some of the most recognizable small business brands, including Bluehost, HostGator, iPage, and Domain.com. Together, we provide all the tools a small organization needs to get online, market online, and drive success at every stage of their business — from inception to growth — offering everything from web hosting and domains, to ecommerce and emarketing, to mobile business tools.

Endurance is a fantastic company. We have known them for years… as a partner, as a fellow successful Massachusetts-based company, and as an organization as passionate about small business success as we are. Their mission is to help small businesses navigate the promise, power, and potential of the web. Importantly, Endurance is also committed to Constant Contact’s product and our partners’ ongoing success. They are deeply interested in learning more about our successful indirect channel strategy and our work with national organizations.

We’ll share more news as we have it. For now, though, nothing changes. We are still the same great company with a world-class product suite and the same award-winning customer and partner care teams.

This is an exciting time for us, for our customers and partners, and for small businesses everywhere. Our partner network has been instrumental to the success of Constant Contact, and I look forward to continuing to work with you in this next exciting chapter.

Best,

Catherine Kniker

Chief Channel Officer and Vice President of International

Constant Contact

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Constant Contact and Endurance. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Constant Contact and Endurance. Constant Contact expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Constant Contact and will contain important information about the proposed transaction and related matters. INVESTORS OF CONSTANT CONTACT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CONSTANT CONTACT, ENDURANCE AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Constant Contact with the SEC at the SEC’s website at www.sec.gov, at Constant Contact’s website at www.constantcontact.com or by sending a written request to Constant Contact at 1601 Trapelo Road, Waltham, Massachusetts 02451, Attention: Investor Relations Department.

Participants in the Solicitation

Constant Contact, Endurance, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from Constant Contact’s stockholders in connection with the proposed merger. Information regarding Constant Contact’s and Endurance’s directors and executive officers is set forth in their respective definitive proxy statements for their respective 2015 Annual Meetings of Stockholders and their respective most recent annual reports on Form 10-K. Information regarding other persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Constant Contact’s stockholders in connection with the proposed merger will be set forth in Constant Contact’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and Constant Contact’s and Endurance’s respective directors and executive officers and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Constant Contact undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation:

uncertainties as to the timing of the contemplated transaction; uncertainties as to the approval of Constant Contact stockholders required in connection with the contemplated transaction; the possibility that a competing proposal will be made; the possibility that Endurance may not receive the anticipated financing or financing on the terms expected; the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; the possibility that the business of Constant Contact may suffer as a result of uncertainty surrounding the transaction or that Constant Contact may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; the risk that stockholder litigation or other legal proceedings in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; the possibility of the transaction involving unexpected costs, liabilities or delays; and other risks and uncertainties discussed in Constant Contact’s filings with the SEC, including the “Risk Factors” sections of Constant Contact’s most recent Quarterly Reports on Form 10-Q for the period ended June 30, 2015 and most recent Annual Report on Form 10-K for the year ended December 31, 2014. If the transaction is consummated, Constant Contact’s stockholders will cease to have any equity interest in Constant Contact and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of Constant Contact are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2014 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

On November 2, 2015, Erica Anderman, Director of Strategic Partnerships, Lee Zucker, Director of Enterprise, and Richard Lumsden, Director of Strategic Partnerships, each of SinglePlatform, LLC (“SinglePlatform”), a wholly-owned subsidiary of the Company, sent the following email to certain of SinglePlatform’s publishers and partners.

I am thrilled to share the exciting news that Endurance International Group is acquiring Constant Contact, the parent company of SinglePlatform. Endurance and Constant Contact have been on a similar path for years. Today marks the beginning of our two companies’ combined journey to deliver success to small businesses everywhere.

Together, we’ll be the new leader in the local space. We have the industry-leading technology. They have the enormous market reach. Combined, we serve more than five million small businesses around the world.

Endurance is a leader in web presence solutions, and owns some of the most recognizable small business brands, including Bluehost, HostGator, iPage, and Domain.com. Together, we provide all the tools a small organization needs to get online, market online, and drive success at every stage of their business – offering everything from web hosting and domains, to ecommerce and emarketing, to mobile business tools.

We’ll share more news as we have it. For now, though, nothing changes. Endurance is committed to SinglePlatform’s ongoing success. Our publisher and partner network has been instrumental to the success of SinglePlatform, and I look forward to continuing to work with you in this next exciting chapter.

Best,

[SinglePlatform relationship manager]

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Constant Contact and Endurance. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Constant Contact and Endurance. Constant Contact expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Constant Contact and will contain important information about the proposed transaction and related matters. INVESTORS OF CONSTANT CONTACT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CONSTANT CONTACT, ENDURANCE AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Constant Contact with the SEC at the SEC’s website at www.sec.gov, at Constant Contact’s website at www.constantcontact.com or by sending a written request to Constant Contact at 1601 Trapelo Road, Waltham, Massachusetts 02451, Attention: Investor Relations Department.

Participants in the Solicitation

Constant Contact, Endurance, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from Constant Contact’s stockholders in connection with the proposed merger. Information regarding Constant Contact’s and Endurance’s directors and executive officers is set forth in their respective definitive proxy statements for their respective 2015 Annual Meetings of Stockholders and their respective most recent annual reports on Form 10-K. Information regarding other persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Constant Contact’s stockholders in connection with the proposed merger will be set forth in Constant Contact’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and Constant Contact’s and Endurance’s respective directors and executive officers and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Constant Contact undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: uncertainties as to the timing of the contemplated transaction; uncertainties as to the approval of Constant Contact stockholders required in connection with the contemplated transaction; the possibility that a competing proposal will be made; the possibility that Endurance may not receive the anticipated financing or financing on the terms expected; the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; the possibility that the business of Constant Contact may suffer as a result of uncertainty surrounding the transaction or that Constant Contact may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; the risk that stockholder litigation or other legal proceedings in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; the possibility of the transaction involving unexpected costs, liabilities or delays; and other risks and uncertainties discussed in Constant Contact’s filings with the SEC, including the “Risk Factors” sections of Constant Contact’s most recent Quarterly Reports on Form 10-Q for the period ended June 30, 2015 and most recent Annual Report on Form 10-K for the year ended December 31, 2014. If the transaction is consummated, Constant Contact’s stockholders will cease to have any equity interest in Constant Contact and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of Constant Contact are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2014 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.